CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Mar. 31, 2011
Net income	$ 448	$ 184	$ 1,628
Other comprehensive income, net of tax:
Change in cumulative foreign currency translation adjustment	(16)	0	(4)
Comprehensive income	432	184	1,624
Less: comprehensive loss attributable to non-controlling interest	0	0	22
Comprehensive income attributable to Highway Holdings Limited's shareholders	$ 432	$ 184	$ 1,646